FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                            AmeriVest Properties Inc.
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            (Exact Name of registratant as specified in its charter)


           Delaware                                     84-240264
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       7100 Grandview Avenue, Suite 1, Arvada, Colorado       80002
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          (Address of principal executive offices)         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                       Name of each exchange on which
   to be so registered                       each class is to be registered

 Common Stock, $.001 par value               Boston Stock Exchange
 ---------------------------------           -----------------------------------
 Redeemable Common Stock Purchase
    Warrants                                 Boston Stock Exchange
 ---------------------------------           ----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

     None
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                                (Title of class)

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                                (Title of class)

Item 1.  Description Of Registrant's Securities To Be Registered.

          The description of the securities is incorporated by reference from "Description Of Securities--Common Stock" and "--Warrants" of the Registrant's Form SB-2 Registration Statement under the Securities Act of 1933, SEC Registration No. 333-5114-D.

Item 2.  Exhibits.

          All exhibits required by Instruction II to Item 2 will be supplied to the Boston Stock Exchange and hereby are incorporated into this Form 8-A.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             AMERIVEST PROPERTIES INC.



Date:     September 9, 1996                  By:  /s/ James F. Etter
     ----------------------------                 ------------------------------
                                                  James F. Etter, President


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